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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         (Date of report) APRIL 3, 2007

                (Date of earliest event reported) MARCH 30, 2007

                        NORTHERN BORDER PIPELINE COMPANY
             (Exact name of registrant as specified in its charter)

                 TEXAS                                        333-88577                                   74-2684967
     (State or other jurisdiction                            (Commission                                (IRS Employer
           of incorporation)                                 File Number)                            Identification No.)

                       13710 FNB PARKWAY, OMAHA, NEBRASKA
                    (Address of principal executive offices)

                                   68154-5200
                                   (Zip code)

       Registrant's telephone number, including area code: (402) 492-7300

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act
    (17 CF R230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Securities Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS.

As, previously announced, TransCanada Northern Border Inc. (formerly known as TransCan Northwest Border Ltd.) became our operator effective April 1, 2007. The officers of TransCanada Northern Border Inc. are now the equivalent of our officers.

Officers

Due to the change in operator, as of April 1, 2007, William R. Cordes, President-Northern Border Pipeline Company, and Jerry L. Peters, Senior Vice President - Chief Accounting Officer, of ONEOK Partners GP, L.L.C., our former operator, ceased being our officers. They were the equivalent of our principal executive officer and principal financial and accounting officer respectively.

TransCanada Northern Border Inc., our new operator, named the following officers, who became the equivalent of our principal executive officer and principal financial and accounting officer, respectively, as of April 1, 2007:

Paul F. Miller, age 40, is our principal executive officer, vice-president and general manager. He was vice president - commercial for ONEOK Partners GP, our former operator, from October 2006 to March 31, 2007. He served as president, Midwestern Gas Transmission, Viking Gas Transmission and Guardian Pipeline for ONEOK Partners GP for a portion of 2006. From February 2005 to May 2006, he was vice president and general manager of Northern Border Pipeline for ONEOK Partners GP. From 2002 until February 2005, Mr. Miller was vice president of marketing for ONEOK Partners GP. Mr. Miller previously served as account executive and director, marketing from 1998 until 2002. Mr. Miller joined ONEOK Partners GP in 1990.

Patricia M. Wiederholt, age 54, is our principal financial officer and controller. She has been partnership controller for ONEOK Partners GP, our former operator, from October 1993 to March 31, 2007. Prior to being named partnership controller, she was director, partnership financial services for ONEOK Partners GP. Ms. Wiederholt joined ONEOK Partners GP in 1980 as director, financial reports.

Management Committee Members

Effective April 1, 2007, ONEOK Partners Intermediate Limited Partnership designated Jim Kneale as a member of our Management Committee, replacing Mr. Cordes, who is retiring. He was also appointed as chairman of Northern Border Pipeline's Audit Committee.

ITEM 5.05 AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS.

The Management Committee adopted a Code of Ethics for the Principal Executive Officer, Principal Financial Officer and Controller of TransCanada Northern Border Inc. that are the equivalent of our principal executive officer and principal financial and accounting officer. The code of ethics is posted on the "Other Postings" section of our website, www.northernborder.com, and we intend to post on our website any amendment to, or waiver from, any provision of our Code of Ethics that applies to those officers of TransCanada Northern Border that are the equivalent of our principal executive officer and principal financial and accounting officer within four business days following such amendment or waiver, in accordance with SEC rules.

                                       2
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ITEM 8.01   OTHER EVENTS.

As previously reported, our operator, effective as of April 1, 2007, is TransCanada Northern Border Inc. (formerly known as TransCan Northwest Border Ltd.). Additionally, the web address of our website changed to www.northernborder.com.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

            (d) Exhibits.

   EXHIBIT
   NUMBER          DESCRIPTION OF EXHIBIT
   ------          ----------------------
    14.1    Code of Ethics for the Principal Executive Officer, Principal
            Financial Officer and Controller of TransCanada Northern Border Inc.



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Northern Border Pipeline Company
                                           By: TransCanada Northern Border Inc.,
                                               Operator

Date: April 3, 2007                  By:   /s/ Patricia M. Wiederholt
                                           ---------------------------
                                           Patricia M. Wiederholt
                                           Principal Financial Officer
                                           and Controller



                                       4
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                                  EXHIBIT INDEX


   EXHIBIT
   NUMBER          DESCRIPTION OF EXHIBIT
   ------          ----------------------
    14.1    Code of Ethics for the Principal Executive Officer, Principal
            Financial Officer and Controller of TransCanada Northern Border Inc.
